Exhibit 99.2

CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Bay National Corporation (the "Company") certifies that the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Mark A. Semanie

Mark A. Semanie
Executive Vice President and Chief Financial Officer
May 14, 2003


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

A signed original of this written statement required by Section 906 has been provided to Bay National Corporation and will be retained by Bay National Corporation and furnished to the Securities and Exchange Commission or its staff upon request.